Morgan Stanley India Investment Fund, Inc.

Third Quarter Report – September 30, 2024 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (104.8%)
Alternate Energy Sources (0.6%)
Premier Energies Ltd. Anchor (a)(b)	162,938	$2,105

Automobile Components (3.0%)
Samvardhana Motherson International Ltd.	4,001,966	10,082

Automobiles (5.3%)
Mahindra & Mahindra Ltd.	482,924	17,824

Banks (25.1%)
Axis Bank Ltd.	1,023,798	15,052
Federal Bank Ltd.	1,396,797	3,277
HDFC Bank Ltd.	638,523	13,150
ICICI Bank Ltd.	2,190,435	33,241
IDFC First Bank Ltd. (b)	4,933,486	4,378
IndusInd Bank Ltd.	410,645	7,089
State Bank of India	925,805	8,692
		84,879
Beverages (1.6%)
United Breweries Ltd.	214,925	5,577

Capital Markets (1.6%)
HDFC Asset Management Co. Ltd.	104,658	5,367

Chemicals (3.7%)
Aarti Industries Ltd.	554,131	3,855
Pidilite Industries Ltd.	217,436	8,725
		12,580
Construction & Engineering (4.6%)
KEC International Ltd.	508,892	6,300
Larsen & Toubro Ltd.	207,033	9,079
		15,379
Consumer Finance (5.7%)
Bajaj Finance Ltd.	102,851	9,450
Cholamandalam Investment & Finance Co. Ltd.	513,035	9,847
		19,297
Electrical Equipment (3.8%)
CG Power & Industrial Solutions Ltd.	472,840	4,279
Hitachi Energy India Ltd.	23,620	4,095
Inox Wind Ltd. (b)	1,549,983	4,411
		12,785
Financial Services (3.2%)
Aavas Financiers Ltd. (b)	298,307	6,462
Bajaj Housing Finance Ltd. Anchor (a)(b)	2,393,162	4,400
		10,862
Food Products (1.7%)
Bikaji Foods International Ltd.	509,518	5,599

Health Care Providers & Services (2.9%)
Apollo Hospitals Enterprise Ltd.	113,110	9,721

Hotels, Restaurants & Leisure (9.7%)
Le Travenues Technology Ltd. (b)	3,046,925	5,522
MakeMyTrip Ltd. (b)	78,939	7,337
Restaurant Brands Asia Ltd. (b)	2,723,683	3,600
SAMHI Hotels Ltd. (b)	1,522,382	3,638
Zomato Ltd. (b)	3,900,141	12,695
		32,792
Household Durables (3.2%)
Amber Enterprises India Ltd. (b)	81,227	4,664
Crompton Greaves Consumer Electricals Ltd.	1,229,274	6,100
		10,764
Information Technology Services (8.8%)
Coforge Ltd.	49,523	4,147
Infosys Ltd.	1,139,730	25,458
		29,605
Insurance (1.9%)
SBI Life Insurance Co. Ltd.	286,036	6,282

Machinery (1.0%)
Happy Forgings Ltd.	228,241	3,228

Oil, Gas & Consumable Fuels (3.4%)
Reliance Industries Ltd.	323,668	11,388

Personal Care Products (2.7%)
Godrej Consumer Products Ltd.	557,700	9,258

Pharmaceuticals (5.8%)
Emcure Pharmaceuticals Ltd. (b)	113,796	1,995
Emcure Pharmaceuticals Ltd. Anchor (a)(b)	68,397	1,199
Mankind Pharma Ltd. (b)	263,501	7,931
Piramal Pharma Ltd.	3,112,287	8,508
		19,633
Real Estate Management & Development (1.8%)
Keystone Realtors Ltd. (b)	721,532	6,246

Morgan Stanley India Investment Fund, Inc.

Third Quarter Report – September 30, 2024 (unaudited)

Portfolio of Investments (cont’d)

	Shares	Value (000)
Software (0.3%)
Unicommerce eSolutions Ltd. Anchor (a)(b)	416,705	1,049

Transportation Infrastructure (1.8%)
JSW Infrastructure Ltd.	1,457,793	5,991

Wireless Telecommunication Services (1.6%)
Bharti Hexacom Ltd.	320,286	5,527
TOTAL COMMON STOCKS (Cost $196,243)		353,820

SHORT-TERM INVESTMENT (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class, 4.85% (c) (Cost $1,972)	1,972,351	1,972
TOTAL INVESTMENTS (105.4%) (Cost $198,215) (d)(e)(f)		355,792
LIABILITIES IN EXCESS OF OTHER ASSETS (–5.4%)		(18,109)
NET ASSETS (100.0%)		$337,683

(a)	Securities are subject to restriction on resale and at September 30, 2024, amounted to approximately $8,753,000, which represents 2.6% of net assets of the Fund.
(b)	Non-income producing security.
(c)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the “Liquidity Fund”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the nine months ended September 30, 2024, advisory fees paid were reduced by approximately $3,000 relating to the Fund’s investment in the Liquidity Fund.
(d)	The approximate fair value and percentage of net assets, $335,733,000 and 99.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to Portfolio of Investments.
(e)	The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the nine months ended September 30, 2024, the Fund did not engage in any cross-trade transactions.
(f)	At September 30, 2024, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $157,864,000 and the aggregate gross unrealized depreciation is approximately $287,000, resulting in net unrealized appreciation of approximately $157,577,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	42.7%
Banks	23.9
Hotels, Restaurants & Leisure	9.2
Information Technology Services	8.3
Pharmaceuticals	5.5
Consumer Finance	5.4
Automobiles	5.0
Total Investments	100.0%

*	Industries and/or investment types representing less than 5% of total investments.

Morgan Stanley India Investment Fund, Inc.

Third Quarter Report — September 30, 2024 (unaudited)

Notes to the Portfolio of Investments

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Fund’s Board of Directors (the “Directors”). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If Morgan Stanley Investment Management Inc. (the “Adviser”) Morgan Stanley Investment Management Company (the “Sub-Adviser”), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security’s fair value or the pricing service/vendor or exchange is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions (“spot contracts”) and foreign exchange forward contracts (“forward contracts”) are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

In connection with Rule 2a-5 of the Act, the Directors have designated the Fund’s Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund’s Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Morgan Stanley India Investment Fund, Inc.

Third Quarter Report — September 30, 2024 (unaudited)

Notes to the Portfolio of Investments (cont’d)

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) 820, “Fair Value Measurement” (“ASC 820”), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley India Investment Fund, Inc.

Third Quarter Report — September 30, 2024 (unaudited)

Notes to the Portfolio of Investments (cont’d)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2024:

Investment Type	Level 1 Unadjusted Quoted Prices (000)	Level 2 Other Significant Observable Inputs (000)	Level 3 Significant Unobservable Inputs (000)	Total (000)
Assets:
Common Stocks
Alternate Energy Sources	$—	$2,105	$—	2,105
Automobile Components	—	10,082	—	10,082
Automobiles	—	17,824	—	17,824
Banks	—	84,879	—	84,879
Beverages	—	5,577	—	5,577
Capital Markets	—	5,367	—	5,367
Chemicals	—	12,580	—	12,580
Construction & Engineering	—	15,379	—	15,379
Consumer Finance	—	19,297	—	19,297
Electrical Equipment	—	12,785	—	12,785
Financial Services	—	10,862	—	10,862
Food Products	—	5,599	—	5,599
Health Care Providers & Services	—	9,721	—	9,721
Hotels, Restaurants & Leisure	7,337	25,455	—	32,792
Household Durables	—	10,764	—	10,764
Information Technology Services	—	29,605	—	29,605
Insurance	—	6,282	—	6,282
Machinery	—	3,228	—	3,228
Oil, Gas & Consumable Fuels	—	11,388	—	11,388
Personal Care Products	—	9,258	—	9,258
Pharmaceuticals	1,995	17,638	—	19,633
Real Estate Management & Development	—	6,246	—	6,246
Software	—	1,049	—	1,049
Transportation Infrastructure	—	5,991	—	5,991
Wireless Telecommunication Services	—	5,527	—	5,527
Total Common Stocks	9,332	344,488	—	353,820
Short-Term Investment
Investment Company	1,972	—	—	1,972
Total Assets	$11,304	$344,488	$—	$355,792

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.